Exhibit10-2

AMENDMENT NO. 4

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 4 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras, as amended (the “Contract”) is entered into on this 21st day of April, 2014, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHEREAS,  Customer exercised its option to convert one (1) Optional Launch to a Firm Launch;

WHEREAS,  Customer has elected not to exercise its option to convert each of the second (2nd) and third (3rd) Optional Launch to a Firm Launch; and

WHEREAS,  Customer and Contractor wish to adjust the date by which Customer must exercise the remaining three (3) Optional Launches and the date by which Contractor must obtain Drop Zone Authorization

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:    Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2:     Section 5.2.2 of the Contract is hereby deleted and replaced in its entirety with the following:

“No later than [***], Customer shall provide to Contractor a written notice: (i) confirming to Contractor that the remaining three (3) Optional launches will be converted to Firm Launches to be performed in accordance with the Launch Schedule set for in Exhibit B; or (ii) defining the number of Optional Launches to be converted to Firm Launches and the corresponding Launch Dates subject to the provisions of Article 6.”

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 3:     Section 5.2.3 is hereby deleted in its entirety.

Article 4:     Section 6.1.1(B) of the Contract is hereby modified by (i) deleting the date “[***]” immediately before the text “and up to [***] months” in the first line and (ii) inserting the date “[***]” in place thereof.

Article 5:     Table C.1 of Exhibit C is hereby modified by (i) deleting the Milestone Completion Date “[***]” for the [***] Milestone and (ii) inserting the Milestone Completion Date “[***]” in place thereof.

Article 6:     This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 7:     All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Alexander V. Serkin

Name:	S. Scott Smith	Name:	Alexander V. Serkin

Title:	Chief Operating Officer	Title:	Director General

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information	3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.